UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2004 (October 26, 2004)

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-22228 (Commission File Number)	11-3170868 (IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1, 3 THROUGH 8 NOT APPLICABLE.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1 SLIDE PRESENTATION

ITEMS 1, 3 THROUGH 8 NOT APPLICABLE.

Item 2.02. Results of Operations and Financial Condition.

     On October 26, 2004, Astoria Financial Corporation (“the Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission reporting that its investor slide presentation material has been updated through the period ended September 30, 2004. Subsequently, the Company revised its investor slide presentation material, which is included herein in Exhibit 99.1. The revised presentation, in addition to including, among other things, a review of financial results and trends through the period ended September 30, 2004, includes updated market valuation information and deposit composition information. The revised presentation is expected to be provided to investors participating in the 2004 Financial Services Conference sponsored by Sandler O’Neill & Partners, L.P., on November 11, 2004 in Palm Beach Gardens, Florida and is also intended to be made available to analysts and investors, including investor groups participating in forums such as sponsored investor conferences and road shows, during the quarter ending December 31, 2004. The revised conference presentation will also be available to investors on the company’s website, www.astoriafederal.com.

     The presentation material provides certain information which may be considered non-GAAP financial information. These items may include tangible stockholders’ equity, book value and tangible book value and related calculations.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1 Slide presentation that Astoria Financial Corporation will deliver to investors at the Sandler O’Neill & Partners, L.P., 2004 Financial Services Conference on November 11, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION
By:	/s/ Peter J. Cunningham
Peter J. Cunningham
First Vice President and Director of Investor Relations

Dated: November 4, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slide presentation that Astoria Financial Corporation will deliver to investors at the Sandler O’Neill & Partners, L.P., 2004 Financial Services Conference on November 11, 2004.